UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

MDB CAPITAL HOLDINGS, LLC

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MDB CAPITAL HOLDINGS, LLC

14135 Midway Road, Suite G150

Addison, Texas 75001

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held at 1:00 p.m. Eastern Time on December 10, 2024

Dear Shareholders:

We cordially invite you to attend the 2024 annual meeting of shareholders (the “Annual Meeting”) of MDB Capital Holdings, LLC, a Delaware limited liability company, which will be held on December 10, 2024 at 1:00 p.m. Eastern Time. The Annual Meeting will be held as a virtual meeting, which will be conducted via live webcast. In order to attend the Annual Meeting, you must register in advance at www.virtualshareholdermeeting.com/MDBH2024 prior to the deadline of 11:59 pm Eastern Time, December 9, 2024. After completing the registration, you will receive a confirmation email, which will include information about when you should expect to receive a unique link to gain access to the Annual Meeting. You will not be able to attend the meeting in person. The meeting will be held for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.	To elect the eight nominees to serve as directors until the 2025 annual meeting of shareholders and until their successors are duly elected and qualified;

2.	To consider and vote on a non-binding advisory resolution to approve the compensation paid to our named executive officers for our 2025 fiscal year (commonly known as “say-on-pay”);

3.	To consider and vote on a non-binding advisory determination of the frequency of future advisory votes on the compensation paid to our named executive officers (commonly known as “say-on-frequency”);

4.	To ratify the appointment of RBSM LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on October 11, 2024 as the record date for the Annual Meeting. Only shareholders of our Class A and Class B shares of record on October 11, 2024 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.

On or about October 28, 2024, we expect to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders. The Notice will contain instructions on how to access our Proxy Statement and our annual report on Form 10-K. The Notice provides instructions on how to vote via the internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying Proxy Statement and our annual report on Form 10-K can be accessed directly at the following internet address: www.proxyvote.com. All you have to do is enter the control number located on your Notice or proxy card.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote promptly via the internet, telephone or mail.

By order of the board of directors,

Christopher Marlett

Chief Executive Officer

Addison, Texas

October 28, 2024

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MDB CAPITAL HOLDINGS, LLC

PROXY STATEMENT
FOR THE

2024 ANNUAL MEETING OF SHAREHOLDERS

To Be Held at 1:00 p.m. Eastern Time on December 10, 2024

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the 2024 annual meeting of shareholders of MDB Capital Holdings, LLC, a Delaware limited liability company, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on December 10, 2024 at 1:00 p.m. Eastern Time. The Annual Meeting will be held as a virtual meeting, which will be conducted via live webcast. In order to attend the Annual Meeting, you must register in advance at www.virtualshareholdermeeting.com/MDBH2024 prior to the deadline of 11:59 pm Eastern Time on December 9, 2024. After completing the registration, you will receive a confirmation email, which will include information about when you should expect to receive a unique link to gain access to the Annual Meeting. You will not be able to attend the meeting in person. Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our annual report is first being mailed or available to shareholders on or about October 28, 2024 to all shareholders entitled to vote at the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

All references to “MDB,” “Company,” “we,” “our,” “us,” or similar terms refer to MDB Capital Holdings, LLC and our direct, wholly and partially-owned subsidiaries.

What matters am I voting on?

You will be voting on the following proposals:

●	To elect the eight nominees to serve as directors until the 2025 annual meeting of shareholders and until their successors are duly elected and qualified;

●	To consider and vote on a non-binding advisory resolution to approve the compensation paid to our named executive officers for our 2025 fiscal year (commonly known as “say-on-pay”);

●	To consider and vote on a non-binding advisory determination of the frequency of future advisory votes on the compensation paid to our named executive officers (commonly known as “say-on-frequency”); and

●	To ratify the appointment of RBSM LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;

Additionally, shareholders may be asked to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

How does the Board recommend I vote on these proposals?

Our Board recommends a vote:

●	“FOR” the election of all of the nominees for directors.

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●	“FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.

●	“FOR” the proposal, on an advisory basis, approving the frequency of “THREE YEARS” for holding future advisory votes on executive compensation stockholders vote.

●	“FOR” the ratification of the appointment of RBSM LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

Who is entitled to vote?

Holders of our Class A and Class B shares, voting together as a single class, as of the close of business on October 11, 2024, the record date for the Annual Meeting (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting.

Registered Shareholders. If on the Record Date, our common shares are registered directly in your name with our transfer agent, you are considered the shareholder of record with respect to those shares and the Notice was provided to you directly by us. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at the Annual Meeting. Throughout this Proxy Statement, we refer to these registered shareholders as “shareholders of record.”

Street Name Shareholders. If on the Record Date, our common shares are held on your behalf in a stock brokerage account, or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares and are also invited to attend the Annual Meeting. However, since a beneficial owner is not the shareholder of record, you may not vote your shares on your own behalf at the Annual Meeting unless you follow your broker or nominee’s procedures for obtaining a legal proxy. Your broker or nominee is obligated to provide you with instructions to vote before the Annual Meeting or to obtain a legal proxy if you wish to vote on your own behalf at the Annual Meeting. If your broker or nominee is participating in an online program that allows you to vote over the internet or by telephone, your Notice or other voting instruction form will include that information. If what you receive from your broker or other nominee does not contain internet or telephone voting information, please complete and return the paper form in the self-addressed, postage paid envelope provided by your broker or nominee. Throughout this Proxy Statement, we refer to shareholders who hold their shares through a broker, bank, trustee or other nominee as “street name shareholders.”

A list of shareholders of record entitled to vote shall be available to any shareholder for any purpose relevant to the Annual Meeting for 10 days prior to the Annual Meeting upon request to the Corporate Secretary. To obtain a copy, please send the request to MDB Capital Holdings, LLC, Attention: Corporate Secretary, 14135 Midway Road, Suite G150, Addison, Texas 75001.

What constitutes a quorum for the Annual Meeting?

A quorum is required for shareholders to conduct business at the Annual Meeting. The presence, present by remote communication, or represented by proxy, of the holders of one-third, or 3,098,543 shares, of the outstanding shares of our Class A and Class B shares, taken together, is necessary to establish a quorum at this Annual Meeting. As of the close of business on the Record Date, there were an aggregate of 9,295,632 shares of our Class A and Class B shares outstanding. There are 4,295,632 Class A shares outstanding and 5,000,000 Class B shares outstanding. Shares present, virtually or represented by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a properly executed proxy but does not have authority to vote a shareholder’s shares) on any proposal will be considered present at the meeting for purposes of establishing a quorum.

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How is the vote counted?

Under our operating agreement, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or our operating agreement. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “routine” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposals No. 1, 2 and 3, are “non-routine” items. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank or other nominee may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No.4 is considered to be a “routine” item, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you. Some brokers, banks and other nominees, however, are not exercising their right to vote on “routine” items, therefore shareholders are encouraged to respond to the request for instructions to indicate to their brokers, banks and nominees as to how they should vote the shares they hold for a shareholder.

How many votes do I have?

In deciding all matters at the Annual Meeting, each shareholder will be entitled to one vote for each share of our Class A shares and five votes for each share of our Class B shares held by them on the Record Date. Shareholders are not permitted to cumulate votes with respect to the election of directors. Therefore, on matters presented to the shareholders, the Class A shares have 4,295,632 votes and the Class B shares have 25,000,000 votes, out of an aggregate of 29,295,632 votes.

How many votes are needed to approve each proposal?

●	Proposal No. 1: The election of directors requires a plurality vote of the Class A and Class B shares, voting together as a single class, present by remote communication or represented by proxy at the Annual Meeting and entitled to vote. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” a particular nominee (as a result of an abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHHELD” on each of the nominees.

●	Proposal No. 2: Approval of this proposal requires the affirmative vote of holders of a majority of the Class A and Class B shares, voting together a single class, present by remote communication or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will have the effect of votes cast against the proposal. Broker non-votes will have no effect. However, because the vote is advisory and non-binding, a negative vote will be noted but will not be determinative.

●	Proposal No. 3: Because the vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast by the Class A and Class B shares, voting together as a single class, the option receiving the greatest number of votes will be considered the frequency recommended by the stockholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

●	Proposal No. 4: The ratification of the appointment of RBSM LLP requires the affirmative vote of a majority of the Class A and Class B shares, voting together as a single class, present by remote communication or represented by proxy at the Annual Meeting and entitled to vote. “Majority” means the number of shares voted “FOR” Proposal No. 4 must exceed the number of votes “AGAINST” Proposal No. 4. Abstentions and broker non-votes will have the effect of votes cast against the proposal.

How do I vote?

If you are a shareholder of record, there are three ways to vote:

●	By Internet: You may submit a proxy over the internet by following the instructions at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on December 9, 2024, the day before the meeting (have your Notice or proxy card in hand when you visit the website);

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●	By Toll-Free Telephone: You may submit a proxy by calling 1-800-690-6903 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on December 9, 2024, the day before the meeting (have your Notice or proxy card in hand when you call); or

●	By Mail: You may complete, sign and mail your proxy card (if you received printed proxy materials) which must be received by us by 11:59 p.m. Eastern Time on December 9, 2024, the day before the meeting.

If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank trustee or other nominee in order to instruct your broker or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by returning an instruction card, by telephone or by internet. However, the availability of telephone and internet voting will depend on the voting process of your broker or other nominee. As discussed above, if you are a street name shareholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank, trustee or other nominee.

Can I change my vote after submitting my proxy?

Yes. If you are a shareholder of record, you can change your vote or revoke your proxy any time before date of the Annual Meeting in any one of the following ways:

●	You may enter a new vote by internet or by telephone until 11:59 p.m. Eastern Time on December 9, 2024, the day before the meeting;

●	You may submit another properly completed proxy card by mail with a later date, which must be received by us by 11:59 p.m. Eastern Standard Time on December 9, 2024, the day before the meeting; or

●	You may send written notice that you are revoking your proxy to MDB Capital Holdings, LLC, Attention: Corporate Secretary, 14135 Midway Road, Suite G150, Addison, Texas 75001, which must be received by us by 11:59 p.m. Eastern Standard Time on December 9, 2024, the day before the meeting.

If you are a street name shareholder, your broker or nominee can provide you with instructions on how to change your vote.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Our Board has designated Christopher Marlett and Mo Hayat as proxy holders, each of whom is an officer of the Company. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described under “How does the Board recommend I vote on these proposals?” above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned to a later date, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions before the new date, as described above.

How can I participate in the virtual Annual Meeting?

There is no physical location for the Annual Meeting. Shareholders of record as of the close of business on the Record Date are entitled to participate virtually in the Annual Meeting, including to vote your shares online during the Annual Meeting and to ask questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MDBH2024. To participate and vote in the Annual Meeting, you will need the control number included on your proxy card or voting instruction form.

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We are committed to ensuring, to the extent possible, that shareholders will be given the same participation rights that they would be given if they attended an in-person meeting. We will endeavor to answer as many shareholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

The meeting webcast will begin promptly at 1:00 p.m. Eastern Time. Online check-in will begin at 12:45 p.m. Eastern Time, fifteen minutes before the meeting, and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the technical support number provided on the log-in page of the virtual meeting. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which shareholders can view during the meeting at the meeting website. Regardless of whether you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, we encourage you to vote in advance of the Annual Meeting. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote after submitting my proxy?” above for more details.

How do I submit questions during the meeting?

Shareholders may submit questions during the Annual Meeting by visiting www.proxyvote.com and using their 16-digit control number to enter the meeting. Questions may be submitted by typing them into the text box provided.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our annual report, primarily via the internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about October 28, 2024, to all shareholders entitled to vote at the Annual Meeting. Shareholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage shareholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact of our Annual Meeting.

How are proxies solicited for the Annual Meeting and who will bear the cost of this solicitation?

Our Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common shares on your behalf. In addition, our directors and employees may also solicit proxies by telephone or by personal or other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

How may my brokerage firm or other nominee vote my shares if I fail to provide timely directions?

Brokerage firms and other nominees, for example banks or agents, holding shares of our common shares in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on Proposal No. 4, our sole “routine” matter, but brokers and nominees cannot use their discretion to vote “uninstructed” shares with respect to matters that are considered “non-routine” under the rules of the New York Stock Exchange (“NYSE”), even though we are a Nasdaq-listed company. “Non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, election of directors (even if not contested), executive compensation (including any advisory shareholder vote on executive compensation) and certain corporate governance proposals, even if these proposals are supported by management. Accordingly, your broker or nominee may not vote your shares on Proposals No. 1, 2 and 3, without your instructions, but may vote your shares on Proposal No. 4.

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Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K (“Form 8-K”) that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

What is the deadline for shareholders to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?

Shareholder Proposals

Shareholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next annual meeting of shareholders by submitting their proposals in writing in a timely manner. We plan to hold the 2025 annual meeting in June 2025. Therefore, for a shareholder proposal to be considered for inclusion in our Proxy Statement for our 2025 annual meeting of shareholders, we must receive the written proposal at our principal executive offices not later than March 1, 2025. In addition, shareholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Shareholder proposals should be addressed to:

MDB Capital Holdings, LLC

Attention: Secretary

14135 Midway Road, Suite G150

Addison, Texas 75001

Our operating agreement also establishes an advance notice procedure for shareholders who wish to present a proposal before an annual meeting of shareholders. Our operating agreement provides that the only business that may be conducted at an annual meeting of shareholders is business that is (i) specified in our proxy materials with respect to the meeting; (ii) otherwise properly brought before the meeting by or at the direction of our Board; or (iii) properly brought before the meeting by a shareholder of record entitled to vote at the annual meeting who has delivered timely written notice, which notice must contain the information specified in our amended and restated bylaws. To be timely for our 2025 annual meeting of shareholders, we must receive the written notice at our principal executive offices:

●	not earlier than February 1, 2025 and

●	not later than the close of business on March 1, 2025.

In the event that we hold our 2025 annual meeting of shareholders more than 30 days before or more than 60 days after the proposed June 2025 date for the Annual Meeting, notice of a shareholder proposal that is not intended to be included in our Proxy Statement must be received no earlier than the close of business on the 120th day before our 2025 annual meeting of shareholders and no later than the close of business on the later of the following two dates:

●	the 90th day prior to our 2025 annual meeting of shareholders; or

●	the 10th day following the day on which public announcement of the date of our 2025 annual meeting of shareholders is first made.

If a shareholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company.

Nomination of Director Candidates

You may propose director candidates for consideration by our nominating and governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to the address set forth above. For additional information regarding shareholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Shareholder Recommendations for Nominations to the Board of Directors.”

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In addition, our operating agreement permits shareholders to nominate directors for election at an annual meeting of shareholders. To nominate a director, the shareholder must provide the information required by our operating agreement and send timely notice in accordance with our amended and restated bylaws, which, in general, require that the notice be received by us within the time periods described above under “—Shareholder Proposals” for shareholder proposals that are not intended to be included in a Proxy Statement. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules in connection with our 2025 annual meeting of shareholders, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 1, 2025.

Availability of Operating Agreement

Our operating agreement is part of our public filings on the SEC’s website at www.sec.gov. You may also contact our principal executive offices for a copy of the relevant provisions regarding the requirements for making shareholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our Board, which is currently composed of eight members. Four of our current directors are independent within the meaning of the listing standards of The Nasdaq Stock Market (“Nasdaq”).

Board Leadership Structure

We believe that all members of our Board should have a voice in the affairs and the management of the Company. Our Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairperson of the Board, as our Board believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the Board. The Board believes that our shareholders are best served at this time by having a Chairperson who is an integral part of our Board structure and a critical aspect of effective corporate governance.

Christopher Marlett has served as Chairman of our Board since inception on August 10, 2021. Our Board determined that having the Chief Executive Officer serve as Chairman of the Board is in the best interest of our shareholders at this time because of the efficiencies achieved in having the role of Chief Executive Officer and Chairman of the Board combined, and because the detailed knowledge of our day-to-day operations and business that the Chief Executive Officer possesses greatly enhances the decision-making processes of our Board as a whole. Mr. Marlett brings considerable skills and experience, as described below, to the role. As the Chairman of our Board, Mr. Marlett has significant responsibilities, which are set forth in our operating agreement, and include, in part:

●	Establishing the agenda for regular meetings of our Board;

●	Coordinating with the committee chairs regarding meeting agendas and information requirements and presiding over meetings of our Board; and

●	Coordinating the activities of the other directors and performing such other duties as our Board may establish or delegate from time to time.

In addition, the Board appointed Susanne Meline as its Lead Independent Director on July 5, 2022, for the purpose acting as a liaison between the independent and non-independent directors as well as chairing any meetings of the independent board members. The active involvement of our independent directors, combined with the qualifications and significant responsibilities of our Chairman and other directors, provides balance on our Board and promotes strong, independent oversight of our management and affairs.

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Role of the Board of Directors in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our audit committee has the responsibility to consider and discuss any major financial risk exposures and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. Our audit committee monitors compliance with legal and regulatory requirements and is responsible for the oversight of cybersecurity risks

Family Relationships

There are no family relationships between our Board and any of our executive officers.

Controlled Company; Director Independence

We have two classes of common shares, the Class A and the Class B shares, which vote together on all matters put before the holders of common shares. Each Class A share has one vote and each Class B share has five votes, and the Class B shares currently represent approximately 85% of the shares eligible to vote at the Annual Meeting. The Class B shares are held by two persons who have control over the operations of the Company. Therefore, the Company is a controlled company under the Nasdaq listing rules and is exempt from certain listing requirements, including having (i) a board comprised of a majority of independent directors, (ii) a compensation committee, and (iii) a director nominations committee. Additionally, we are not required to hold annual meetings. Management intends to take advantage of these exemptions. Accordingly, shareholders will not have the same protections afforded to shareholders of companies that are subject to all of the corporate governance requirements of Nasdaq. Notwithstanding the exemption, currently we have a board that has several independent directors, we are required to have and will have an audit committee, and related party transactions will have to be reviewed by the audit committee. Shareholder approval will be required for stock options or purchase plans, and the financial statements must be audited by an independent public accountant that is registered with the PCAOB.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act, and the Nasdaq listing standards. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the Nasdaq listing standards.

Our Board has undertaken a review of the independence of each of our director nominees. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that each member of our Board other than Christopher Marlett, Anthony DiGiandomenico, Mo Hayat, and George Brandon qualifies as “independent” as defined under the applicable Nasdaq and SEC rules.

Attendance at Board Meetings and Committees

In the fiscal year ended December 31, 2023 the Board held four meetings. The audit committee met four times in the fiscal year ended December 31, 2023 and also met four times in the fiscal year ending December 31, 2024 in connection with the filing of the financial statements of the Company with the SEC. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he has been a director, and (ii) the total number of meetings held by all committees of our Board on which he served during the periods that he served.

Pursuant to our corporate governance guidelines, we encourage, but do not require, directors to attend our annual meeting of shareholders.

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Board Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of the Board of Directors to attend our annual meetings of stockholders.

Committees of the Board of Directors

Because our Class B shares are held by two persons and represents more than 50% voting control of MDB, we are a “controlled company” under the listing rules of Nasdaq. As a controlled company, we are exempt from many of the corporate governance obligations that other companies must follow when listed on Nasdaq. Management intends to take advantage of these exemptions as long as it is a controlled company. As such, we will be exempt from the certain of the corporate governance rules under the Rule 5600 Series, as follows: (i) having a board comprised of a majority of independent directors (Rule 5605(b)), iii) having a compensation committee (Rule 5605(d)), and (iii) having a director nominations committee (Rule 5605(e)). Additionally, we are not required to hold annual meetings. Notwithstanding these exemptions, we have an audit committee comprised solely of independent directors, which among other things reviews related party transactions. Also, notwithstanding the exemptions, approval by the holders of Class A shares will be required for stock option or purchase plans, will be required by SEC regulation to the extent we do issue a proxy statement for certain matters on which shareholders must be solicited, and our financial statements must be audited by an independent public accountant that is registered with the PCAOB.

Audit Committee

We have established an audit committee. The audit committee is be responsible for, among other things: (i) retaining and overseeing our independent accountants; (ii) assisting the board of directors in its oversight of the integrity of our financial statements, the qualifications, independence and performance of our independent auditors; (iii) reviewing and approving the plan and scope of the internal and external audit; (iv) pre-approving any audit and non-audit services provided by our independent auditors; (v) approving the fees to be paid to our independent auditors; (vi) reviewing with our chief executive officer and chief financial officer (or chief accounting officer, as the case may be) and independent auditors the adequacy and effectiveness of our internal controls; (vii) reviewing hedging transactions; and (viii) reviewing and assessing annually the audit committee’s performance and the adequacy of its charter. The audit committee also reviews and approves all transactions with affiliated parties. Our board of directors has adopted a written charter for the audit committee, which is available on our website.

The members of the Audit Committee are Susanne Meline, Matt Hayden, and Sean Magennis, each of whom satisfies the “independence” requirements of Rule 10A-3 under the Exchange Act and Rule5605(c)(2) of the Nasdaq Marketplace Rules. Ms. Meline serves as the chairwoman of the audit committee. Ms. Meline is a “financial expert” as that term is defined in SEC regulations.

Diversity of the Board of Directors

Pursuant to the requirement of Nasdaq, each year the board of directors, will review the appropriate characteristics, skills, and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates, we will consider factors including, without limitation, an individual’s character, integrity, judgment, potential conflicts of interest, other commitments, and diversity. While we have no formal policy regarding board diversity for our board of directors as a whole nor for each individual member, our board of directors will consider such factors as gender, race, ethnicity and experience, area of expertise, as well as other individual attributes that contribute to the total diversity of viewpoints and experience represented on the board of directors.

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The following is a table indicating the current board diversity.

Board Diversity Matrix (As of October 11, 2024)

Total Number of Directors	-

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	7	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	4	-	-
Two or More Races or Ethnicities	-	1	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	1	-	-

Communications with the Board of Directors

Interested parties wishing to communicate with our Board or with individual members of our Board may do so by writing to our Board or to the particular members of our Board and mailing the correspondence to us at MDB Capital Holdings, LLC, Attention: Corporate Secretary, 14135 Midway Road, Suite G150, Addison, Texas 75001. We will review all incoming communications and, if appropriate, such communications will be forwarded to the appropriate member or members of our Board, or if none is specified, to the Chairperson of our Board.

All communications received as set forth in the preceding paragraph will be opened by the office of our Corporate Secretary, which office will make sufficient copies of the contents to send to each director who is a member of the Board, group or committee to which the envelope or e-mail is addressed. The Board has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. Any such items more relevant to a subsidiary of company may be forwarded elsewhere in the MDB group for review and possible response.

Code of Business Conduct and Ethics

Our Board has adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors. The full text of our code of business conduct and ethics is filed as an exhibit to the SEC filings of the Company on Form 10-K and posted on the Investor Relations section of our website. The reference to our website address in this filing does not include or incorporate by reference the information on our website into this filing. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of these provisions, on our website or in public filings.

Insider Trading Arrangements and Policies

The Board adopted an insider trading compliance policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. The insider trading policy prohibits the use of material non-public information about the Company when making decisions to purchase, sell, give away or otherwise trade in the Company’s securities or to provide such information to others outside the Company. We have established black-out periods to which covered persons are subject related to the filing of our regular reports with the SEC. The Company may impose additional black-out periods from time to time as other types of material non-public information occur when material non-public events or disclosures are pending. Covered persons are permitted to trade in the Company’s securities only when there is no black-out period in effect and such trade has been pre-cleared by the appointed Company officer, or when a qualified 10b5-1 plan has been established in accordance with federal securities laws. Notwithstanding the policy, recipients of shares of common stock upon vesting of restricted stock units and similar securities will be permitted to trade their common stock received upon vesting within 15 days after vesting, so long as they do not have material inside information or there is an event black-out period in effect. No covered person has adopted or terminated a Rule 10b5-1 trading plan during the last fiscal quarter of the fiscal year to which this report relates.

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Clawback Policy

The Board adopted a written policy to recover “excess” compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. The compensation includes both cash-based and equity-based incentives. The compensation covered includes incentive awards awarded to any individuals (including former employees) who served as an executive officer during the three most recently completed fiscal years preceding the date on which the preparation of an accounting restatement is required, provided that the executive officers were awarded more incentive awards than they would have received if the financial statements had been prepared correctly. The recovery will include an executive incentive award even if the executive was not involved in preparing the financial statements or did not commit misconduct that led to the restatement. Restatements attributable to an inadvertent error also will subject executive officers to the recovery of previously received incentive awards.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers, directors and persons who beneficially own more than 10% of our common shares to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports filed by such persons.

Based solely on our review of the copies of reports furnished to us, we believe that during the fiscal year ended December 31, 2023, all executive officers, directors and greater than 10% beneficial owners of our Class A and Class B shares complied with the reporting requirements of Section 16(a) of the Exchange Act.

Compensation Principles for Members of Board of Directors

We plan not to provide director fees to board members who also receive salaries from MDB, its subsidiaries, or partner companies. Should we appoint independent directors, the board of directors will decide their compensation upon their appointment and on an ongoing basis thereafter.

We do not have any defined compensation plan for our directors. We may adopt one or more forms of compensation arrangements, including cash and stock-based compensation arrangements in the future. Any stock-based compensation plans will be subject to the approval of the holders of the Class A and Class B shares as required by the listing rules of Nasdaq and any other applicable laws.

We also will reimburse any persons that are independent members of our board of directors for their reasonable expenses incurred in connection with attending meetings of our board of directors, committee meetings and other activities they undertake on our behalf and on behalf of our subsidiaries and partner companies.

Director Compensation

The following table sets forth the compensation earned by or awarded or paid in 2023 and 2022 to the individuals who served as our independent directors during such period.

Name	Year	Fee	Bonus	Shares	Options Awards	Nonequity Incentive Plan Compen-sation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Susanne Meline	2022	$25,000	$-	$-	$-	$-	$-	$-	$25,000
Susanne Meline	2023	50,000	-	-	-	-	-	-	50,000
Matthew Hayden	2022	25,000	-	-	-	-	-	-	25,000
Matthew Hayden	2023	50,000	-	-	-	-	-	-	50,000
Sean Magennis	2022	25,000	-	-	-5	-	-	-	25,000
Sean Magennis	2023	50,000	-	-	-5	-	-	-	50,000

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Mr. Daniel Torpey will receive an annual compensation of $50,000, starting on July 1, 2024. Additionally, he was granted restricted stock units under the Company’s 2022 Equity Incentive Plan, which provide the opportunity to acquire up to 100,000 Class A shares. These units vest at a rate of 20% after the first year and 10% every six months over the following five years. Mr. Torpey also served as a board observer from January 1, 2024, to June 30, 2024, for which he was compensated $37,000.

Limitation of Liability of Directors and Indemnification of Directors and Officers

The Company provides indemnification to each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer or is or was serving at the request of the Company as a director or officer of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans against all expenses, liability, and loss. The board may authorize the advance of expenses in connection with any proceeding where the person is entitled to indemnification. The Company may purchase and maintain insurance to protect itself and any director, officer, employee or other agent against any expense, whether or not the Company would have the power to indemnify the person.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Indemnification Agreements

We enter into indemnification agreements with each of the persons serving on the board of directors and executive officers of the Company. The indemnification agreements provide for indemnification against expenses, judgments, fines and penalties actually and reasonably incurred by an indemnitee in connection with threatened, pending or completed actions, suits or other proceedings, subject to certain limitations. The indemnification agreements also provide for the advancement of expenses in connection with a proceeding prior to a final, non-appealable judgment or other adjudication, provided that the indemnitee provides an undertaking to repay to us any amounts advanced if the indemnitee is ultimately found not to be entitled to indemnification by us. The indemnification agreement sets forth procedures for making and responding to a request for indemnification or advancement of expenses, as well as dispute resolution procedures that apply to any dispute between us and an indemnitee arising under the indemnification agreements.

We also arrange that there are indemnification agreements between our partner companies and their officers and directors. These indemnification agreements provide for indemnification against expenses, judgments, fines and penalties actually and reasonably incurred by an indemnitee in connection with threatened, pending or completed actions, suits or other proceedings, subject to certain limitations. The indemnification agreements also provide for the advancement of expenses in connection with a proceeding prior to a final, non-appealable judgment or other adjudication, provided that the indemnitee provides an undertaking to repay to us any amounts advanced if the indemnitee is ultimately found not to be entitled to indemnification by us. The indemnification agreement form sets forth procedures for making and responding to a request for indemnification or advancement of expenses, as well as dispute resolution procedures that apply to any dispute between us and an indemnitee arising under the indemnification agreements.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is currently composed of eight members. In accordance with our operating agreement, all of the nominees will be voted upon at the 2024 Annual Meeting for a one-year term. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation or removal.

If you are a shareholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of all of the nominees. If any nominee becomes unavailable for election as a result of an unexpected occurrence, our Board may designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. Each person nominated for election has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.

Nominees

The Board has approved each of the current members of the Board for re-election.

Name	Age	Position
Christopher Marlett	60	Chief Executive Officer, Chairman of Board and Director
Anthony DiGiandomenico	58	Head of New Venture Discovery, and Director
George Brandon	65	President and Head of Community Development, and Director
Mo Hayat	49	Head of Corporate Development & Chief Legal Officer, and Director
Susanne Meline	57	Director
Mathew Hayden	53	Director
Sean Magennis	59	Director
Daniel Torpey	60	Director

Christopher Marlett. Christopher Marlett has been the chief executive officer and chairman of the board of directors and a director of the Company since inception on August 10, 2021. Mr. Marlett has been since 1997, the Chief Executive Officer and a co-founder of Public Ventures, LLC (formerly known as MDB Capital Group, LLC). Over his 36 years of working in the securities industry, he has led multiple financings for venture stage public companies and has dedicated his efforts to optimizing this method to launch promising technology/business platforms. He has been integral in co-founding and developing the commercialization and financing strategy for all the companies MDB has taken public. In addition, he has served as a board member of several of the public companies in the early stages. He has invested significant efforts in developing a human capital development platform in Nicaragua that has led to the creation of the largest call center park in the country employing approximately 3,000 people and several knowledge process outsourcing operations to support MDB’s businesses. He developed the first patent services company in Nicaragua that was sold to Murgitroyd an LSE-listed patent attorney and services platform. He is the co-founder of PatentVest and developed the platform from inception in 2003. He holds a Bachelor of Science degree in Business Administration from the University of Southern California. Mr. Marlett’s leadership and financial experience position him well to serve as a member of our board of directors.

Anthony DiGiandomenico. Anthony DiGiandomenico has been the Head of New Venture Discovery and director since the inception of the Company on August 10. 2021. He has also served on the board of directors of ENDRA Life Sciences Inc. (Nasdaq: NDRA), a developer of enhanced ultrasound technology, from July 2013 until present, the board of directors of Provention Bio, Inc., a developer of multiple drug therapies, from January 2017 until May 2020 and the board of directors of Cue Biopharma, Inc., that develops novel biologic drugs for the selective modulation of the human immune system to treat a broad range of cancers and autoimmune disorders from January 2016 to October 2019. Since he co-founded Public Ventures (formerly known as MDB Capital Group, LLC) in 1997, Mr. DiGiandomenico has been enabling investment into early-stage disruptive technologies. He has worked alongside a wide range of companies in biotechnology, medical devices, high technology, and renewable energy spaces. Mr. DiGiandomenico holds an MBA from the Haas School of Business at the University of California, Berkeley and a BS in Finance from the University of Colorado. Mr. DiGiandomenico’s financial expertise, general business acumen and significant executive leadership experience position him well to make valuable contributions to our board of directors.

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George Brandon. George Brandon has served as President and Head of Community Development of the Company since its inception on August 10, 2021, and as a director of the Company since January 14, 2022. Mr. Brandon’s 36 years of varied investment experience has included the last 12 years with Public Ventures (formerly known as MDB Capital Group, LLC). Mr. Brandon’s business focus has primarily been marketing & strategy development and community building in and around entrepreneurial start-ups, micro-cap, and small-cap companies. Prior to joining MDB, he served as a partner of Trinity River Advisors, LLC, a turnaround consulting firm targeting small companies dealing with financial distress. He received his education at Concordia University in Irvine, CA.

Mohammad “Mo” Hayat. Mo Hayat has served as the Head of Corporate Development and Chief Legal Officer of the Company since May 2024, Chief of Entrepreneurship & Operations of the Company since its inception on August 10, 2021 to May 2024, and as a director of the Company since January 14, 2022. Mr. Hayat has also served as the Chief Executive Officer of Invizyne Technologies Inc. since its inception in April 2019, and, effective as of August 2022, transitioned to the role of Executive Chairman and President of Invizyne Technologies Inc. Mr. Hayat founded and has operated Mora Partners Inc., a consulting and investment firm since September 2006. Notable prior experiences for Mr. Hayat include serving as an Associate at Latham and Watkins from 2001 to 2006, as Partner at Raines Law Group from 2006 to 2009, as EVP of Business Development at Fulham Company Ltd from 2009 to 2015, and as Associate General Counsel Corporate, M&A, and Venture Capital at Hewlett Packard Enterprise from 2015 to 2017. Mr. Hayat also served on the board of directors of Fulham Company Ltd. from January 2019 to August 2022. Mr. Hayat received his Juris Doctorate in 2001 from UC Berkeley School of Law and a Bachelor of Science in Biological Chemistry in 1997 from Pepperdine University.

Susanne L. Meline. Susanne Meline has served as a director of the Company since May 2, 2022. Ms. Meline has been the CEO of Encore Investment Management, LLC and Senior Vice President, Investments and General Counsel of Wildfire Defense System, Inc. since April 2023. Ms. Meline is a former special situations analyst at Francis Capital Management, LLC, which she co-founded and where she worked from 2003 through March 2023. She holds a Series 65 license, is an arbitrator for FINRA Dispute Resolution Services, and has extensive board experience, including with Finomial Corporation from 2017 – 2019, AquaMetals Corporation from 2019 – 2020, ClearSign Technologies Corporation from 2018 to 23, Catheter Precision Corporation from 2021 to 24, a Bermuda-based captive insurance company from 2022 to the present, and Wildfire Defense Systems, Inc. from March 2024 to the present. Susanne has a Juris Doctor degree from University of California, College of the Law, San Francisco and a Bachelor of Arts degree in Political Science from UCLA.

Matthew “Matt” Hayden. Matt Hayden has served as a director of the Company since May 2, 2022. Mr. Hayden has managed his family office since January 2018 which invests in both private and public companies. Mr. Hayden founded and managed Hayden Communications, Inc, an investor relations firm in 1998 which was sold in 2006. In 2006, he founded Hayden Communications International, Inc. which sold a 51% stake to MZ Group in 2011. Mr. Hayden then served as Chairman and advisor of MZ Group through December 2019. Since January 2022, Mr. Hayden has also served as a member of the GP for Surfworks, which builds and operates Wave Garden Surf Facility Projects in the United States. He earned a B.S. in Finance from the University of South Carolina.

Sean Magennis. Sean Magennis has served as a director of the Company since May 2, 2022. Mr. Magennis heads global member development for Tiger 21 since October 2023. Mr. Magennis previously served as Chairman of Mutual Capital Alliance from January 2023 to January 2024, interim President of CEO Coaching International, a global CEO coaching business from November 2021 to November 2023, CEO and Chairman of Capital 54, a family office from July 2020 to November 2021, and Founder of Lumini Network, a peer community for Executive Assistants from November 2021 to present. As Global President and COO of YPO, a global community of 35000 chief executives, from May 2013 to August 2020, as Member of Gateway Green Energy Holdings, LLC, an operator power plants and energy assets, from 2009 to 2023, as President of Meximae Financiera Corporation, a real estate developer in Mexico, from January 2003 to August 2008, as President of Thomas International Management Systems from 1991 to 2003, as President of Thomas International, A Caldwell Interest, from 1992 to 1996, and Global President, Board Member and Chapter Chairman of Entrepreneurs Organization from 1991 to 2007. Magennis is a seasoned international business executive specializing in scaling professional services firms and peer membership organizations. His experience encompasses professional executive management, business development and growth strategies, exit strategies, acquisitions, and financing. He advises CEOs with a focus on business growth, go to market strategies, exit strategies, and leadership transformation.

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Daniel Torpey. Mr. Torpey served as an Independent Board Observer and audit committee observer to the Company’s Board of Directors from January 1, 2024 to June 17, 2024. On June 17, 2024, the Board expanded the number of directors and filled the vacancy by appointing Mr. Torpey as a director. Mr. Torpey was an Assurance partner at Ernst & Young LLP (EY) in their Forensic & Integrity Services practice and retired from EY in June 2024. Mr. Torpey was with EY for over 23 years and prior to that he was a partner at Arthur Anderson LLP from July 2001 to May 2002, and a partner and held various other titles at PricewaterhouseCoopers (and its predecessor firm Coopers & Lybrand) from 1992 to 2001. Mr. Torpey served as an auditor in EY’s audit practice from 1989 to 1992. Mr. Torpey served as a staff and senior accountant at Matson Driscoll & Damico, LLP. from 1986 to1989. Mr. Torpey received his Bachelor of Science in Accountancy from St. John’s University, Jamaica, New York in 1986 and is a Certified Public Accountant licensed in the states of New York and Texas. Mr. Torpey is an independent director under the corporate governance standards of Nasdaq, and there are no arrangements or understandings between Mr. Torpey and any other person pursuant to which he was elected as a director. Mr. Torpey is a qualified financial expert under the rules of the SEC due to his extensive financial and accounting training and years of employment in several accounting firms, finishing as a partner with Ernst & Young LLP. Mr. Torpey has been appointed a director of the Company because of his depth and breadth of accounting experience, due to his extensive training and experiential background in different aspects of the accounting profession, including direct experience in financial reporting for public companies.

Required Vote

The election of directors requires a plurality vote of the Class A and Class B shares, voting together as a single class, present by remote communication or represented by proxy at the Annual Meeting and entitled to vote. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” a particular nominee (as a result of an abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHHELD” on each of the nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, our shareholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. Please read the “Executive Compensation” section below of this proxy statement for additional details about our executive compensation program.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as the “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

We believe that our compensation policies and procedures are intended to be aligned with the long-term interests of our shareholders. The say-on-pay vote is advisory, and therefore not binding on the Company or the Board. However, the Board values the opinion of our shareholders, and the Board will consider our shareholders’ concerns and the results of this vote in making determinations in the future regarding executive compensation arrangements.

Required Vote

Approval of this proposal requires the affirmative vote of holders of a majority of the Class A and Class B shares, voting together a single class, present by remote communication or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will have the effect of votes cast against the proposal. Broker non-votes will have no effect. However, because the vote is advisory and non-binding, a negative vote will be noted but will not be determinative.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL NO. 3

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In addition to providing our shareholders with the opportunity to cast an advisory vote on executive compensation, in accordance with the requirements of Schedule 14A of the Exchange Act and the related rules of the SEC, a resolution will be presented at the Company’s annual meeting of shareholders to enable our shareholders to recommend, on a discretionary and non-binding basis, whether a non-binding shareholder vote on executive compensation should occur every one, two or three years.

The proxy card, the Internet and the telephone proxy submission procedures each provide shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining). In voting on this resolution, shareholders are not voting whether to approve or disapprove the recommendation of our board of directors.

After careful consideration, the Board believes that a frequency of every three years for the advisory vote on executive compensation is the optimal interval for conducting a say-on-pay vote.

Although this advisory vote on the frequency of the say-on-pay vote is non-binding, the Board expects to take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Required Vote

Generally, the affirmative vote of the holders of a majority of the votes by the holders of the Class A and Class B shares voting as a single class is required to approve matters presented to the shareholders. However, because the vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE PROPOSAL, ON AN ADVISORY BASIS,

APPROVING THE FREQUENCY OF “THREE YEARS” FOR HOLDING

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION SHAREHOLDERS VOTE.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed RBSM LLP, independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2024. During our year ended December 31, 2023, RBSM LLP served as our independent registered public accounting firm.

At the Annual Meeting, our shareholders are being asked to ratify the appointment of RBSM LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Our audit committee is submitting the appointment of RBSM LLP to our shareholders because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If the shareholders do not ratify this appointment, the audit committee will reconsider whether or not to retain RBSM LLP. Notwithstanding the appointment of RBSM LLP and even if our shareholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of the Company and our shareholders. Representatives of RBSM LLP are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement if they desire, but will not be available to respond to appropriate questions from our shareholders.

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Change in Independent Registered Public Accounting Firm

On December 20, 2023 the Audit Committee of the Board of Directors (the “Audit Committee”) of MDB Capital Holdings, LLC (the “Company”) approved the engagement of RBSM LLP as the Company’s new independent registered public accounting firm for the year ending December 31, 2023 and to review the Company’s quarterly consolidated financial statements of the 2024 fiscal year. In connection with the selection of RBSM LLP, the Audit Committee dismissed BDO USA, P.C.(“BDO”) as the Company’s independent registered public accounting firm on December 20, 2023.

The reports of BDO on the consolidated financial statements of the Company for the fiscal years ended December 31, 2022 and 2021 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through September 30, 2023, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such fiscal years. During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through September 30, 2023, there have been no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses in the design and implementation of entity-level controls across each of the five components of internal control as defined by the Committee of Sponsoring Organizations (COSO) 2013 Framework to prevent or detect material misstatements to the consolidated financial statements. In addition, the Company general information technology controls were not designed, implemented and operating effectively relating to logical access and program change management across systems supporting substantially all of the Company’s business processes. These deficiencies also resulted in segregation of duties conflicts within certain business processes. Formal accounting policies, procedures and controls were not designed and implemented across substantially all of the Company’s business and financial reporting processes to achieve timely, complete, accurate financial accounting, reporting, and disclosures, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim consolidated financial statements will not be prevented or detected on a timely basis, as previously disclosed under Risk Factors of the Company’s Form S-1A filed on July 6, 2023, and Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2023. The Audit Committee discussed the material weaknesses with BDO, and the Company authorized BDO to respond fully to inquiries of RBSM LLP concerning the material weaknesses.

Principal Accounting Fees and Services

During the years ended December 31, 2023 and 2022, each of RBSM LLP and BDO USA, P.C., respectively, were the Company’s independent registered public accounting firms.

The following table sets forth fees billed to us by our independent registered public accounting firms:

	RBSM LLP 2023	BDO USA, P.C. 2022
Audit fees (1)	$150,000	$776,822
Audit-related fees (2)	135,000	-
Tax fees	-	-
Total principal accountant fees and services	$285,000	$776,822

(1)	Audit fees consisted primarily of fees for the audit of our annual financial statements and reviews of the financial statements included in our quarterly reports and current reports.
(2)	Audit-related fees consist of fees billed for services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit fees.

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Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The audit committee charter requires our audit committee to pre-approve all audit and permissible non-audit services and related engagement fees and terms for services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible).

Required Vote

The ratification of the appointment of RBSM LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the Class A and Class B shares, voting together as a single class, present or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP.

REPORT OF THE AUDIT COMMITTEE

Our audit committee currently consists of Susanne Meline, Matt Hayden, and Sean Magennis, all of whom are non-management directors. Susanne Meline is the chair of our audit committee. At the time of this report, issued in connection with the filing of the Company’s annual report on Form 10-K, the audit committee consisted of Susanne Meline, Matt Hayden, and Sean Magennis.

Our audit committee is a committee of our Board comprised solely of independent directors as required by the Nasdaq listing standards and rules and regulations of the SEC. Our audit committee operates under a written charter approved by the Board, which is available on the Company’s website at https://investors.mdb.com/governance-documents. The composition of our audit committee, the attributes of its members and the responsibilities of our audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. Our audit committee reviews and assesses the adequacy of its charter and our audit committee’s performance on an annual basis.

Our audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2023 with management. Our audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and SEC. Our audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the foregoing, our audit committee recommended to our Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

Respectfully submitted by the members of the audit committee of our Board:

Susanne Meline (Chair)

Matt Hayden

Sean Magennis

This report of our audit committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent specifically incorporated by reference herein.

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EXECUTIVE OFFICERS

The current officers of the Company are as follows:

Name	Age	Position
Christopher Marlett	60	Chief Executive Officer
Anthony DiGiandomenico	58	Head of New Venture Discovery
George Brandon	65	President and Head of Community Development
Mo Hayat	49	Head of Corporate Development & Chief Legal Officer
Jeremy James	47	Chief Accounting Officer

In addition to the biographies found under “Proposal 1 – Election of Directors” the biographical information of Mr. Jeremy James is as follows:

Jeremy James has been the Chief Accounting Officer of the Company since June 27, 2022. From December 2020 to June 2022, Mr. James served as Vice President/Controller of Cottonwood Financial. From November 2016 to September 2020, Mr. James served as the Director of Revenue of Orthofix. From January 2012 to November 2016, Mr. James served as a Senior Manager in the consulting practice of Ernst and Young. From May 1999 to January 2012, Mr. James served as a Manager with CBIZ/Mayer Hoffman McCann, an audit and tax firm. Mr. James received a Bachelor of Science degree in Accounting from Azusa Pacific University. Mr. James is a Certified Public Accountant licensed in the states of Texas and California.

EXECUTIVE COMPENSATION

Executive Compensation

This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer and our next two most highly compensated executive officers in respect of their service to our company during the years ended December 31, 2023, and 2022. The amounts indicated for the year ending December 31, 2023, do not include any amounts that may be awarded in 2024 as bonus compensation. We refer to these individuals as our named executive officers. The compensation information disclosed herein for our three named executive officers is disclosed in accordance with SEC requirements; such disclosure does not include the compensation for our other executive officers. Our named executive officers for the year ended December 31, 2023 and 2022 respectively, are:

Name and Principal Position	Year	Salary	Bonus	Shares	Options Awards	Non-equity Incentive Plan Compen-sation	Non-qualified Deferred Compen-sation Earnings	All Other Compen-sation	Total

Christopher Marlett, CEO (1)	2023	$350,000	$-	$-	$12,650	$-	$-	$-	$362,650
Mo Hayat, Invizyne, CEO	2023	$300,000	$-	$-	$151,800	$-	$-	$-	$451,800
Jeremy James, CAO	2023	$180,000	$-	$-	$-	$-	$-	$-	$180,000
Anthony DiGiandomenico, CTO	2023	$300,000	$-	$-	$12,650	$-	$-	$-	$312,650

(1)	All other compensation is from compensation received from commissions.

Options Exercisable as of December 31, 2023

Name	Number of securities underlying unexercised options exercisable (2)	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (2)	Option exercise price (2)	Option expiration date

Christopher Marlett, CEO	30,298	-	21,642	$1.22	01/31/2028
Mo Hayat, Invizyne-CEO	363,575	-	259,696	$1.22	01/31/2028
Jeremy James, CAO	-	-	-	$-	-
Anthony DiGiandomenico, CTO	30,298	-	21,642	$1.22	01/31/2028

Name and Principal Position	Year	Salary	Bonus	Shares	Options Awards	Non-equity Incentive Plan Compen-sation	Non-qualified Deferred Compen-sation Earnings	All Other Compen-sation	Total

Christopher Marlett, CEO (1)	2022	$339,583	$-	$-	$10,535	$-	$-	$225	$350,343
Mo Hayat, Invizyne-CEO	2022	$318,750	$-	$-	$126,426	$-	$-	$-	$445,176
Jeremy James, CAO	2022	$93,500	$-	$-	$-	$-	$-	$-	$93,500
Anthony DiGiandomenico, CTO	2022	$262,500	$-	$-	$10,535	$-	$-	$-	$273,035

(1)	All other compensation is from compensation received from commissions.
(2)	The share numbers and financial data relating to the number of options issued and outstanding under the Invizyne Technologies, Inc. (“Invizyne”) compensation plan, included herein pursuant to consolidation rules, have been adjusted to account for a stock dividend at the rate of 1.0775673 shares for each issued and outstanding share of Common Stock of Invizyne, declared and paid on February 7, 2024, and not for the recent two into one reverse split of the outstanding shares of Common Stock of Invizyne implemented October 3, 2024.

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Options Exercisable as of December 31, 2022

Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date

Christopher Marlett, CEO	9,583	-	15,417	$2.53	01/31/2028
Mo Hayat, Invizyne-CEO	115,000	-	185,000	$2.53	01/31/2028
Jeremy James, CAO	-	-	-	$-	-
Anthony DiGiandomenico, CTO	9,583	-	15,417	$2.53	01/31/2028

Equity Compensation

From time to time, in addition to the cash compensation, we grant equity based awards to our named executive officers, which are generally subject to vesting based on each of our named executive officer’s continued service with us.

Executive Employment Arrangements

Christopher Marlett

The Company, through MDB Management, entered into an employment agreement with Christopher Marlett on April 15, 2022. Mr. Marlett acts as the Chief Executive Officer of the Company. Mr. Marlett is paid a base annual salary of $350,000, which may be increased at the discretion of the board of the Company. He is also entitled to an annual bonus each fiscal year, one-third of which is purely discretionary, and two-thirds of which to be determined by the board of the Company based on agreed key performance indicators. Mr. Marlett is entitled to participate in benefit plans of the Company generally available to employees and executives. Mr. Marlett will generally work in the Dallas, Texas metropolitan area, and he is to be reimbursed for expenses associated with his employment.

Mr. Marlett was granted 1,000,000 RSUs for Class A shares which vest over five years of the employment agreement, of which Mr. Marlett forfeited 50,000 RSUs on May 13, 2024, a portion of the RSUs have a performance condition tied to the vesting, contingent on his continued employment with the Company.

The employment agreement for Mr. Marlett provides for termination under a number of circumstances, including for and without cause, all of which are set forth with particularity in the agreement. Depending on the circumstance, Mr. Marlett will be paid certain severance amounts of up to a year’s salary and pro rata amounts of the annual bonus, and various insurance premiums for health, dental and vision continued under the COBRA benefits. The agreement provides, in addition to any director indemnification agreement, indemnification in relation to acts undertaken as an executive of the Company.

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Mo Hayat

The Company, through MDB Management, entered into an employment agreement with Mo Hayat on April 15, 2022. Mr. Hayat currently acts as the Head of Corporate Development and Chief Legal Officer of the Company. Mr. Hayat is paid a base annual salary of $300,000, which may be increased at the discretion of the board of the Company. He is also entitled to an annual bonus each fiscal year, one-third of which is purely discretionary, and two-thirds of which to be determined by the board of the Company based on agreed key performance indicators. Mr. Hayat is entitled to participate in benefit plans of the Company generally available to employees and executives. Mr. Hayat will generally work in the Los Angeles, California metropolitan area, and he is to be reimbursed for expenses associated with his employment.

Mr. Hayat was granted 1,000,000 RSUs for Class A shares which vest over five years of the employment agreement, a portion of the RSUs have a performance condition tied to the vesting, contingent on his continued employment with the Company.

The employment agreement for Mr. Hayat provides for termination under a number of circumstances, including for and without cause, all of which are set forth with particularity in the agreement. Depending on the circumstance, Mr. Hayat will be paid certain severance amounts of up to a year’s salary and pro rata amounts of the annual bonus, and various insurance premiums for health, dental and vision continued under the COBRA benefits. The agreement provides, in addition to any director indemnification agreement, indemnification in relation to acts undertaken as an executive of the Company.

Jeremy James

The Company, through MDB Management, has employed Mr. Jeremy James on an at-will basis since June 8, 2022. Mr. James acts as the Chief Financial Officer, formerly the Chief Accounting Officer, of the Company. Mr. James currently is paid a base annual salary of $250,000, which may be increased at the discretion of the board of the Company. He is also entitled to an annual bonus each fiscal year, one-third of which is purely discretionary, and two-thirds of which to be determined by the board of the Company based on agreed key performance indicators. Mr. James is entitled to participate in benefit plans of the Company generally available to employees and executives. Mr. James will generally work in the Dallas, Texas metropolitan area, and he is to be reimbursed for expenses associated with his employment.

Mr. James was granted 100,000 RSUs for Class A shares that vest over five years on each anniversary of the employment, contingent on his continued employment of Mr. James.

Equity Incentive Plan

MDB adopted an equity incentive award plan, the 2022 Equity Incentive Award Plan, that permits it to grant directors, officers, employees and others that contribute to the success of the Company stock options, restricted stock, restricted share units, deferred stock and other equity-based awards. The ultimate value of these various awards is dependent on increases in our Class A share price. Awards are granted to provide the holder of an award with a personal financial interest in our long-term success, encourage retention through vesting provisions and enable us to compete for the services of employees in an extremely competitive market and industry. Objectives of the long-term incentive portion of our compensation package includes aligning the personal and financial interests of management and other employees with shareholder interests; balancing short-term decision-making with a focus on improving shareholder value over the long-term; and providing a means to attract, reward and retain a skilled management team.

The 2022 Equity Incentive Award Plan provides for award grants of up to a base amount of 6,000,000 Class A shares, plus an additional 25% of the issued and outstanding Class A shares outstanding from time to time. As of December 31, 2023, there were 7,073,908 Class A shares committed to the plan. Of this amount, 5,675,000 Class A shares were under outstanding awards, and there were 1,398,908 Class A shares available for future grant. The plan is characterized as an “evergreen” plan, which means as the number of Class A shares outstanding increases, the number of Class A shares available for grant under the 2022 Equity Incentive Award Plan increases. Shareholder approval is required for the plan to comply with certain IRS and Nasdaq requirements. Both the board of directors and shareholders have approved the plan.

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The board of directors may grant awards under the plan for up to ten years from the date of plan adoption. The board of directors or a committee thereof will determine the form of award and its terms, such as the vesting period, the exercise period, any vesting criteria that might include performance goals and termination provisions. Typically, termination will be as a result of retirement, disability and the end of employment. Awards may not be issued at less than the fair market value of a Class A shares at the time of award. Although awards are typically exercised for a cash payment, the board of directors or applicable committee may issue the awards on a net exercise, or cashless, basis. Management makes recommendations to the board of directors or committee about the form of the award, the amount of the award levels and its terms. Management monitors overhang (a measure of potential earnings dilution from stock awards) as well as run rate (the rate at which stock awards are being awarded from our equity plans) when making recommendations to the board of directors or applicable committee regarding plan awards.

Currently, the plan is not registered under a Form S-8 registration statement. A Form S-8 registration statement for the plan can only be filed once the Company becomes a registrant under the Securities Act or the Exchange Act and meets the criteria for use of a registration statement that incorporates certain information by reference. Until registration, any Class A shares issued pursuant under the plan will be “restricted stock.”

Outstanding Equity Awards Under Plan as of December 31, 2023

MDB has granted restricted stock unit, or RSU, awards to Messrs. Marlett, Hayat and James for an aggregate of 2,100,000 Class A shares, of which 1,100,000 awards vest as to 20% each year from the date of the person’s employment agreement, so long as the person remains employed by MDB. The remaining 1,000,000 RSUs will vest upon the achievement of certain market conditions, which are outlined in detail in the following paragraph.

MDB has issued RSU awards to certain key persons for an aggregate of 2,000,000 Class A shares, These awards generally vest as to 20% of one-half of the total number of granted RSUs on the thirteenth (13) month anniversary of the listing of the Class A shares on a United States national exchange and then at the rate of 10% of one-half of the total number of RSUs each six months after the date of the initial vesting until the last vesting on the fifth year anniversary of the date of grant, at which any previously unvested RSUs will fully vest. The other half of the RSUs will vest at any time after the 13th month anniversary of the listing of the Class A shares on a United States national securities exchange and before the five year anniversary of the date of grant, if and when (y) a Class A share has traded in the market on which the Class A shares are listed for any 90 consecutive calendar days at an average price of $20.00 or more during the period commencing the date of grant and prior to the five year anniversary of the date of grant, with an average monthly trading volume of 2,000,000 Class A shares or more during the 90 consecutive calendar day period, or (z) a Class A shares has traded in the market on which the Class A shares are listed for any 90 consecutive calendar days at an average price of $25.00 or more during the period commencing the date of grant and prior to the five year anniversary of the date of grant; provided further, that if there is a distribution of cash, stock or other property by the Company on the Class A shares, then the foregoing average amounts of $20.00 or $25.00 will be reduced by the value of any one or more per share distributions after the date of grant until vested.

MDB has issued RSU awards to various employees and other persons for an aggregate of 1,615,000 Class A shares that generally vest over a period of five years, with 20% of granted RSUs vesting on the thirteenth (13) month anniversary of the listing of the Class A shares on a United States national exchange and then at the rate of 10% of the original amount of RSUs each six months after the date of the initial vesting until the last vesting on the fifth year anniversary of the date of grant, at which any previously unvested RSUs will fully vest.

Each of the above RSU awards have provisions for an acceleration of vesting for a change of control of MDB and in the discretion of the board of directors or a committee thereof and may be adjusted by the board of directors or a committee thereof as provided in the plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our Class A shares and Class B shares by:

●	each shareholder of our Class A shares who is known by us to beneficially own 5% or more of our Class A shares;

●	each shareholder of our Class B shares;

●	each of our executive officers;

●	each of the members of the board of directors; and

●	all of the members of the board of directors and current executive officers as a group.

Beneficial ownership is determined based on the rules and regulations of the SEC as defined in Rule 13d-3 of the Exchange Act. A person has beneficial ownership of Class A shares and Class B shares if such individual has the power to vote and/or dispose of the shares. This power may be sole or shared and direct or indirect. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares that are subject to options or warrants held by that person and exercisable as of, or within 60 days of, the initial closing are counted as outstanding. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person(s). Except as may be indicated in the footnotes to this table and pursuant to applicable community property laws, each person named in the table has sole voting and dispositive power with respect to the Class A shares and Class B shares set forth opposite that person’s name. Unless indicated below, the address of each individual listed below is c/o MDB Capital Holdings, LLC, 14135 Midway Road, Suite G-150, Addison, TX 75001.

Applicable percentage ownership in the following table is based on 4,295,632 Class A shares and 5,000,000 Class B shares outstanding as of October 11, 2024. Because the Class A shares and the Class B shares vote together on all matters, we also give the percentage ownership of the combined classes, allocating one vote for each Class A share and five votes for each Class B share.

	Class A		Class B
	Number (1)	Percent of Class (2)	Number (1)	Percent of Class (3)	Percent of Combined Total Voting Power % (4)
Named Executive Officers and Directors
Christopher Marlett (5)	79,933	2.1%	3,755,000	75.1%	65.3%
Anthony DiGiandomenico (5)	26,645	0.7%	1,245,000	24.9%	21.6%
George Brandon (5)	-	-	-	-	-
Mo Hayat (5)	-	-	-	-	-
Jeremy W. James (6)	-	-	-	-	-
Susanne Meline (6)	24,500	0.6%	-	-	0.1%
Matthew Hayden (6)	30,000	0.8%	-	-	0.1%
Sean Magennis (6)	-	-	-	-	-
All executive officers and directors as a group (8 persons) (7)	161,078	4.2%	5,000,000	100.0%	87.1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(2)	Based on a total of 4,295,632 Class A shares issued and outstanding as of October 11, 2024.
(3)	Based on a total of 5,000,000 shares of the Class B shares issued and outstanding as of October 11, 2024.
(4)	Based on a total of 9,295,632 Class A and Class B shares issued and outstanding as of October 11, 2024, with each Class A share entitled to one vote and each Class B share entitled to five votes, representing a total of 29,295,632 votes in respect of shareholder matters presented to the holders of common shares.
(5)	Does not include 1,000,000 restricted share units (RSUs) for the Class A shares vesting through April 18, 2027.
(6)	Does not include 100,000 restricted share units (RSUs) for the Class A shares vesting from April 30 to June 7, 2027.
(7)	Does not include 4,600,000 restricted share units (RSUs) for the Class A shares vesting from April 14 to September 30, 2027.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Parties

As part of the organization of MDB Capital Holdings, LLC and reorganization of MDB Capital Group, LLC (now Public Ventures, LLC), it was necessary for MDB Capital Group LLC to distribute most of its assets, including making a committed cash distribution, to its then two owners, Messrs. Christopher A. Marlett and Anthony DiGiandomenico. Thereafter, these two individuals contributed back to MDB Capital Holdings, LLC certain assets that would continue to be part of the corporate group in exchange for 5,000,000 Class B shares of MDB Capital Holdings, LLC. The recontributed assets included MDB Capital Group LLC (now renamed Public Ventures, LLC), PatentVest, Inc., and a majority ownership interest in the common stock of Invizyne Technologies, Inc. The committed cash distribution was distributed shortly after completion of the private placement by MDB Capital Holdings, LLC in June 2022, in the amount of $2,723,700, the delay of the actual distribution being necessitated by regulatory requirements of FINRA.

Messrs. Marlett and DiGiandomenico own all the Class B shares, each of which has five votes per share and vote together with the Class A shares as a single class on all matters on which a vote of the common shares is required, including the board of directors.

Messrs. Marlett and DiGiandomenico own MDB Capital S.A., a Nicaraguan entity, that provides services to the Company and its subsidiaries on an out-source, as requested basis. During the years ended December 31, 2023, and 2022 the Company paid MDB Capital S.A. $1,123,401 and $1,107,313, respectively. MDB Capital Holdings, LLC continues to have a service agreement with MDB Capital S.A.

PatentVest, a 100% entity owned by MDB Capital Holdings, LLC, engaged in transactions with ENDRA, a company for which two of our executive officers serve as board members, Anthony DiGiandomenico, our Chief of Transactions, and Lou Basenese, President of Public Ventures. For the year ended December 31, 2023, there were no revenues recognized between MDB Capital entities and ENDRA. However, costs incurred amounting to $16,665 related to transactions with ENDRA have been deferred.

The Company leased its Dallas headquarters office space in a building owned by Messrs. Marlett until December 20, 2022, when it moved to new offices at 14135 Midway Road, Suite G-150, Addison, TX 75001. During the years ended December 31, 2023, and 2022, the Company paid lease expenses to these related parties of $0 and $19 thousand, respectively.

In July 2022, the Company distributed to its two principal members a cash distribution of $2,723,700.

General Policy for Evaluating Related Party Transactions

Related party transactions will be reviewed by the audit committee, generally under its authority to review situations that give rise to conflicts of interest, as set forth in the Audit Committee Charter. The policy of the Company is to evaluate those situations where an individual’s private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Company. A common situation is one that involves a transaction between the Company and a party that is a director, officer or employee, or their respective related parties or affiliates or an entity under the control of those persons. The audit committee shall review the material facts of all related party transactions with the objective of determining to either approve or disapprove the Company entering into the transaction. The audit committee will review the relevant facts and circumstances of a related party transactions taking into account, among other factors, (i) whether the transaction was undertaken in the ordinary course of business of the Company, (ii) whether the related party transaction was initiated by the Company or the related party, (iii) whether the transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party, (iv) the purpose of, and the potential benefits to the Company of, the related party transaction, (v) the approximate dollar value and the terms of the obligations involved in the related party transaction, (vi) the extent of the related party’s interest in the transaction, and (vii) any other information that would be material to investors in light of the circumstances of the particular transaction. Approval may be a standing approval for the same types of transactions, where it is warranted. The audit committee may also ratify related party transactions that have occurred, but related parties are encouraged to seek prior approval of a transaction so as not to face the situation of having to unwind or modify it.

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WHERE YOU CAN FIND MORE INFORMATION

We file electronically with the SEC annual, quarterly and current reports, proxy statements and other information. We make available on our website at www.mdb.com under “Investors”, free of charge, copies of these reports, as soon as reasonably practicable after we electronically file the material with, or furnish it to, the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov. The information in or accessible through the websites referred to above are not incorporated into, and are not considered part of, this proxy statement. Further, our references to the URLs for these websites are intended to be inactive textual references only.

You should rely on the information contained in this proxy statement to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. You should not assume that the information in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to shareholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single copy of the Proxy Statement, Annual Report on Form 10-K or Notice of Internet Availability of Proxy Materials, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. This year, a number of brokers with account holders who are our shareholders will be householding our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the impacted shareholders. Once you have received notice from us (if you are a shareholder of record) or from your broker (if you are a beneficial owner) that we or they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, including the Notice, or if you currently receive multiple copies and would like to request householding of your communications, please notify your broker or us. Direct your written request to MDB Capital Holdings, LLC, Attention: Corporate Secretary, 14135 Midway Road, Suite G150, Addison, Texas 75001 or by telephone at (945) 262-9012. In the event a shareholder that received multiple copies would like to receive only one copy for such shareholder’s household, such shareholder should contact their bank, broker, or other nominee record holder, or contact us at the above address or phone number.

ANNUAL REPORT

Fiscal Year 2023 Annual Report and SEC Filings

Our financial statements for our year ended December 31, 2023 are included in our Annual Report on Form 10-K. This Proxy Statement and our annual report are posted on our website at www.mdb.com under “Investors” and are available from the SEC at its website at www.sec.gov.

You may also obtain a copy of our annual report, without charge, by sending a written request to MDB Capital Holdings, LLC, Attention: Corporate Secretary, 14135 Midway Road, Suite G150, Addison, Texas 75001.

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SHAREHOLDER PROPOSALS

Shareholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next annual meeting of shareholders by submitting their proposals in writing in a timely manner. We plan to hold the 2025 annual meeting in June 2025.

A shareholder who would like to have a proposal considered for inclusion in our 2025 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than March 1, 2025. However, if the date of the annual meeting of shareholders in 2025, or the 2025 Annual Meeting, is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2025 Annual Meeting. SEC rules set standards for eligibility and specify the types of shareholder proposals that may be excluded from a proxy statement. Shareholder proposals should be addressed to MDB Capital Holdings, LLC, Attention: Corporate Secretary, 14135 Midway Road, Suite G150, Addison, Texas 75001. We also encourage you to submit any such proposals via email to investor.relations@serverobotics.com.

If a shareholder wishes to propose a nomination of persons for election to our Board or present a proposal outside of Rule 14a-8 of the Exchange Act at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our operating agreement establish an advance notice procedure for such nominations and proposals. Shareholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting (i) by or at the direction of the Board or (ii) by a shareholder who was a shareholder of record at the time of giving notice, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who has delivered timely notice in proper form, containing the information specified in our bylaws, to our Corporate Secretary at our principal executive offices of the shareholder’s intention to bring such business before the meeting.

In accordance with the advance notice procedure specified in our operating agreement, for any shareholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act to be considered timely, the required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a shareholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made. Accordingly, for shareholder proposals to be brought before the 2025 Annual Meeting, the required notice must be received by our corporate secretary at our principal executive offices not later than March 1, 2025 and no earlier than February 1, 2025. Shareholder proposals and the required notice should be addressed to MDB Capital Holdings, LLC, Attention: Corporate Secretary, 14135 Midway Road, Suite G150, Addison, Texas 75001.

To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the company’s nominees in connection with our 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 1, 2025.

OTHER MATTERS

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common shares they represent in accordance with their own judgment on such matters.

It is important that your shares of our common shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Christopher A. Marlett

Chief Executive Officer

Addison, Texas

October 28, 2024

26

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/09/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the meeting - Go to **www.virtualshareholdermeeting.com/MDBH2024**
You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/09/2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Christopher Marlett
02) Anthony DiGiandomenico
03) George Brandon
04) Mo Hayat
05) Susanne Meline
06) Mathew Hayden
07) Sean Magennis
08) Daniel Torpey

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. Approval of, on a non-binding basis, the compensation paid to our named executive officers for our 2025 fiscal year.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
3. Approval of, by non-binding basis, the frequency of future advisory votes on the compensation paid to our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000652835_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

MDB Capital Holdings, LLC
2024 Annual Meeting of Shareholders
December 10, 2024 10:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint Mo Hayat as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of MDBH that the shareholder(s) are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, PST on December 10, 2024, at the Virtual Meeting at: www.virtualshareholdermeeting.com/MDBH2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000652835_2 R1.0.0.6

Your **Vote** Counts!

MDB CAPITAL HOLDINGS LLC

2024 Annual Meeting

Vote by December 09, 2024

11:59 PM ET

You invested in MDB CAPITAL HOLDINGS LLC and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 10, 2024.**

Get informed before you vote

View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 26, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

December 10, 2024
10:00 AM PST

Virtual Meeting at:
www.virtualshareholdermeeting.com/MDBH2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Christopher Marlett 04) Mo Hayat 07) Sean Magennis 02) Anthony DiGiandomenico 05) Susanne Meline 08) Daniel Torpey 03) George Brandon 06) Mathew Hayden	For
2.	Approval of, on a non-binding basis, the compensation paid to our named executive officers for our 2025 fiscal year.	For
3.	Approval of, by non-binding basis, the frequency of future advisory votes on the compensation paid to our named executive officers.	3 Years
4.	To ratify the appointment of RBSM LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.